SUPPLEMENT TO THE PROSPECTUSES

OF

  WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

For California Limited-Term Tax-Free Fund

Short-Term Municipal Bond Fund

At a regularly scheduled meeting of the Wells Fargo Board of Trustees held on November 16-17, 2010, the Board approved certain revisions to the existing load schedules and to the contingent deferred sales charge (“CDSC”) for the California Limited-Term Tax-Free Fund and the Short-Term Municipal Bond Fund. Effective February 1, 2011, the new load schedules and CDSCs will be revised as follows:

California Limited-Term Tax-Free Fund

Assets	Load	Dealer Reallowance
Less than $50,000	3.00%	2.50%
$50,000 - $99,999	2.25%	1.75%
$100,000 - $249,999	1.50%	1.25%
$250,000 - $499,999	1.00%	0.75%
$500,000 and over	0.00%	0.40%
CDSC: 0.40% on purchases of $500,000 or more if the shares are redeemed within 12 months of purchase.
Class C shares maximum purchase amount: $500,000

Short-Term Municipal Bond Fund

Assets	Load	Dealer Reallowance
Less than $50,000	2.00%	1.75%
$50,000 - $99,999	1.50%	1.25%
$100,000 - $249,999	1.00%	0.85%
$250,000 - $499,999	0.50%	0.40%
$500,000 and over	0.00%	0.00%
CDSC: None, regardless of the dollar amount of purchase.
Class C shares maximum purchase amount: $250,000

December 22, 2010	MIR120/P1101SP